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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 18, 2000
                                                     -----------------

                    DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
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              (Exact name of Registrant as Specified in Charter)


             Nevada                                              88-040114
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  (State of Other Jurisdiction           (Commission            (IRS Employer
        of Incorporation)               File Number)         Identification No.)

         8980 Fraserwood Court, Unit 10 Burnaby B.C., Canada, T5J 5HJ
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code          (604) 438-3598
                                                            --------------------
                              BODY CONCEPTS INC.
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         (Former name or Former Address, if Changed Since Last Report)
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Item 1.  Changes in Control of Registrant.

Digital Village World Technologies Inc. (the "Registrant") entered into a Share Exchange Agreement, dated as of December 18 , 2000 (the "Share Exchange Agreement") by and among, the Registrant, Digital Village World Technologies (Canada) Ltd. ("DVC"), Tianjin Teda Yu Cheung Group Co. Ltd. (the "Founding Shareholder") and the shareholders of DVC named therein (the "DVC Shareholders", together with the Founding Shareholder, the "Shareholders"). Pursuant to the Share Exchange Agreement, on December 18, 2000 (the "Closing"), the Registrant acquired from the Shareholders all of the shares of DVC (the "Acquisition") in exchange for eight million four hundred and ninety thousand (8,490,000) shares of the Registrant's common stock representing 65.77% of the issued and outstanding shares of the Registrant after giving effect to the Acquisition.

On the Closing Mr. Howard Gelfant and Mr. James Wosk resigned from the board of directors. Pursuant to the terms of the Share Exchange Agreement, Mr. Stephen Dadson and Mr. Mu Zhankui became members of the board of directors of the Registrant. The directors then elected Mr. Stephen Dadson as the Chief Executive Officer.

The following table sets forth certain information after giving effect to the issuance of the securities at the Closing with respect to the beneficial ownership of the outstanding shares of common stock by the Registrant's directors, executive officers and each person know to the Registrant who owns in excess of 5% of the outstanding shares of common stock and the directors and executive officers of the Registrant as a group.

Each person listed below has personal and sole beneficial ownership of the shares of common stock listed with their name:

                                                                   Total Number
                     Name                                           of Shares              Percentage Ownership
Tianjin Teda Yu Cheung Group Co. Ltd.                                 6,000,000                  46.6%
Richard Wang                                                          1,000,000                   7.8%
Peng Chen                                                             1,000,000                   7.8%
Brian Roberts                                                           250,000                   1.9%
Zun Zhao Li                                                           1,000,000                   7.7%
Karen Dadson                                                          1,000,000                   7.7%
Mu Zhannkui                                                             500,000                   3.9%

All Directors and Executive Officers (4 persons)                      2,750,000                  13.7%


Item 2.  Acquisition or Disposition of Assets.

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

As described in Item 1 above, pursuant to the Share Exchange Agreement, the Registrant acquired all of the issued and outstanding stock of DVC. In consideration therefor, the Registrant issued to the Shareholders eight million four hundred and ninety thousand (8,490,000) shares of the Registrant's common stock. The consideration for the acquisition of DVC was negotiated on an arms length basis.

DVC is a Canadian company incorporated in the Province of British Columbia. DVC is an internet content provider that provides bi-lingual content and technical services to companies in China, and provides third party internet services such as web design, web hosting and content development for firms that specialize in naturopathic and traditional eastern health sciences in North America.

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ITEM 4.  Changes in Registrant's Certifying Accountant

(a) On December 28, 2000 the Company advised Parker and Co. that it would not be appointed as the Company's auditors for the year ended December 31, 2000.

(b) During either of the past two fiscal years, and any subsequent interim period, Parker and Co. reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During either of the past two fiscal years, and any subsequent interim period, there have not been any disagreements between Parker and Co. and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events between Parker and Co. and the Company.

(c) The Company has requested Parker and Co. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Parker and Co. on December 28, 2000. The Company will file such letter as an amendment to this Form 8-K.

(d) On December 28, 2000, the Board of Directors of the Company appointed Moen and Company as independent auditors of the Company for the fiscal year ended December 31, 2000. Prior to the engagement of Moen and Company, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

Item 5.  Other Events.

a) Registrant has moved its principal executive offices from 4750 Table Mesa Drive, Boulder State, CO 80303 to 8980 Fraserwood Court, Unit 10 Burnaby B.C., Canada, T5J 5HJ.

b)  The Registrant adopted a new trading symbol of "DVWT"

c)  The Registrant's new CUSIP number is 25388R109

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

a)   Financial Statements of Businesses Acquired.
     The financial statements required by this item are not included in this initial report on form 8-K. Such financial statements will be filed by amendment not later than 60 days from the date hereof.

(c)  Exhibits.

   1.1 Share Exchange Agreement, dated as of December 18, 2000 by and among, Digital Village World Technologies Inc., Digital Village World Technologies (Canada) Ltd., Tianjin Teda Yu Cheung Group Co. Ltd. and the shareholders of Digital Village World Technologies (Canada) Ltd. named therein.

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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

Date  December  29, 2000                 By /s/ Richard Wang
     ------------------------              --------------------------------
                                           Name: Richard Wang
                                           Title:  President

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